Exhibit 99.1

     Transatlantic Holdings, Inc. Announces Third Quarter Results

    NEW YORK--(BUSINESS WIRE)--Oct. 21, 2004--Transatlantic Holdings, Inc. (NYSE: TRH) today reported that its net loss for the third quarter of 2004 amounted to ($21.8) million, or ($0.33) per common share (diluted), compared to net income of $80.8 million, or $1.22 per common share (diluted), in the 2003 third quarter. For the first nine months of 2004, net income totaled $155.6 million, or $2.35 per common share (diluted), compared to $218.8 million, or $3.32 per common share (diluted), in the year ago period.
    Third quarter and nine months 2004 results include the aggregate estimated impact of catastrophe losses amounting to $165.0 million, or $115.1 million after tax, arising principally from Hurricanes Charley, Frances, Ivan and Jeanne, which struck the United States and the Caribbean, and from typhoons that affected Japan. There were no significant catastrophe losses occurring during the 2003 periods.
    All of the share and per-share amounts included in this press release, except for prior year balance sheet data, reflect the 5-for-4 split of the Company's common stock in the form of a 25 percent common stock dividend that was paid on July 16, 2004.
    Commenting on results, Robert F. Orlich, President and Chief Executive Officer said, "Transatlantic suffered significant losses from the very unusual frequency of storm related activity occurring during the latter part of the third quarter, as did many other companies in our industry. Calendar year 2004 is already one of the worst years on record for insured natural catastrophe losses. Despite these losses, our financial condition and business franchise remain among the strongest in our industry. The severe impact of these storms serves as a reminder of the key role that reinsurance plays in the marketplace and reinforces the need for ceding companies to obtain reinsurance support from financially strong companies.
    "This quarter, premium growth emanated from our international operations, particularly Europe, due to the availability of more favorable opportunities abroad. We expect the impact of recent catastrophe losses to exert upward pressure on rates in many classes of business worldwide, not only catastrophe-exposed property lines."
    Loss before income taxes amounted to ($43.2) million in the third quarter of 2004 versus income before income taxes of $105.4 million in the third quarter of 2003. Included in these results are pre-tax realized capital gains of $5.0 million and $5.5 million in the third quarters of 2004 and 2003, respectively. For the first nine months of 2004, income before income taxes amounted to $184.8 million versus $281.0 million in the first nine months of 2003. Included in these results are pre-tax realized capital gains of $14.5 million and $6.8 million for the first nine months of 2004 and 2003, respectively. Additionally, the third quarter and nine months 2004 (loss) income before income taxes includes pre-tax catastrophe losses of $165.0 million.
    Net premiums written for the third quarter of 2004 increased 9.6 percent to $987 million from $901 million reported in the same prior year quarter. For the first nine months of 2004, net premiums written increased 14.2 percent to $2.82 billion from $2.47 billion in the same prior year period. International business represented 48.1 percent of net premiums written for the first nine months of 2004 versus 44.4 percent for the first nine months of 2003.
    The combined ratio for the third quarter of 2004 was 113.0 versus
96.2 in the comparable 2003 period. For the first nine months of 2004, the combined ratio was 101.7 versus 96.6 in the comparable year ago period. The impact of third quarter 2004 catastrophe losses added 17.5 and 6.0, respectively, to the 2004 third quarter and nine month period loss and loss adjustment expense and combined ratios. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other underwriting expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable) rose $300 million during the 2004 third quarter, bringing the amount of such reserves to $4.67 billion at September 30, 2004. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.
    Net investment income for the third quarter of 2004 totaled $75.7 million, an increase of 10.5 percent over $68.5 million reported in the year ago quarter. For the first nine months of 2004, net investment income totaled $220.6 million, an increase of 9.4 percent over $201.6 million reported in the comparable year ago period. At September 30, 2004, investments and cash totaled $8.0 billion.
    At September 30, 2004, TRH's consolidated assets and stockholders' equity were $10.2 billion and $2.5 billion, respectively. Book value per common share was $37.65.
    In the third quarter of 2004, the Board of Directors declared a quarterly cash dividend of $0.10 per common share to stockholders of record as of November 26, 2004, payable on December 10, 2004.

    Visit -- www.transre.com -- for additional information about TRH.



Caution concerning forward-looking statements:

    This press release contains forward-looking statements, including expectations regarding the aggregate net impact on operating results from recent catastrophe losses, within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and its past and future filings and reports filed with or furnished to the Securities and Exchange Commission for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

    Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. TRH has consolidated assets of $10.2 billion and stockholders' equity of $2.5 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich are rated "A++ (Superior)," the highest rating classification, by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard & Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

    Consolidated financial data and the consolidated statistical supplement follow. The consolidated financial data is principally in the form of our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The consolidated statistical supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the consolidated financial data. However, the ratios at the bottom of the Statement of Operations Data, and statutory surplus of Transatlantic Reinsurance Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

          Transatlantic Holdings, Inc. and Subsidiaries
                   Consolidated Financial Data

                                    Three Months Ended
                                       September 30,
                                -------------------------
                                   2004           2003        Change
                                ----------     ----------    ---------
                                 (in thousands, except
                                    per share data)
Statement of Operations Data:
Revenues:
   Net premiums written           $987,385      $ 901,255        9.6 %
   Increase in net
     unearned premiums             (46,779)       (37,596)
                                ----------      ----------
   Net premiums earned             940,606        863,659        8.9
   Net investment income            75,664         68,489       10.5
   Realized net capital gains        5,029          5,501
                                ----------      ----------
                                 1,021,299        937,649
                                ----------      ----------
Expenses:
   Net losses and loss
     adjustment expenses           810,075        602,523
   Net commissions                 248,164        221,362
   Other underwriting expenses      17,264         16,566
   Increase in deferred
     acquisition costs             (12,161)        (8,985)
   Other deductions, net             1,140            752
                                 ----------     ----------
                                 1,064,482        832,218
                                 ----------     ----------

(Loss)income before income taxes   (43,183)       105,431          -
Income taxes (benefits)            (21,345)        24,651
                                 ----------     ----------
Net (loss) income                 ($21,838)       $80,780          -
                                 ==========     ==========

Net (loss) income per
   common share:(a)
   Basic                            ($0.33)         $1.23          -
   Diluted                           (0.33)          1.22          -

Dividends per common share(a)        0.100          0.088       13.6

Weighted average common
   shares outstanding:(a)
   Basic                            65,770         65,517
   Diluted                          65,770         65,970

Ratios:
   Loss and loss adjustment
     expense                          86.1           69.8
   Underwriting expense               26.9           26.4
   Combined                          113.0           96.2


                                    Nine Months Ended
                                      September 30,
                                -------------------------
                                   2004           2003         Change
                                -----------    ----------    ---------
                                  (in thousands, except
                                      per share data)
Statement of Operations Data:
Revenues:
   Net premiums written         $2,822,052     $2,472,186       14.2 %
   Increase in net
     unearned premiums             (92,795)      (153,597)
                                  ----------    ----------
   Net premiums earned           2,729,257      2,318,589       17.7
   Net investment income           220,563        201,584        9.4
   Realized net capital gains       14,493          6,770
                                 ----------     ----------
                                 2,964,313      2,526,943
                                 ----------     ----------
Expenses:
   Net losses and loss
     adjustment expenses         2,049,445      1,624,713
   Net commissions                 697,422        608,307
   Other underwriting expenses      53,446         47,802
   Increase in deferred
     acquisition costs             (24,597)       (36,758)
   Other deductions, net             3,819          1,846
                                 ----------     ----------
                                 2,779,535      2,245,910
                                 ----------     ----------

(Loss)income before income taxes   184,778        281,033       (34.3)
Income taxes (benefits)             29,139         62,247
                                ----------     ----------
Net (loss) income                 $155,639       $218,786       (28.9)
                                ==========     ==========

Net (loss) income per
   common share:(a)
   Basic                             $2.37          $3.34       (29.1)
   Diluted                            2.35           3.32       (29.2)

Dividends per common share(a)        0.288          0.256        12.5

Weighted average common
   shares outstanding:(a)
   Basic                            65,705         65,495
   Diluted                          66,206         65,918

Ratios:
   Loss and loss adjustment
     expense                          75.1           70.1
   Underwriting expense               26.6           26.5
   Combined                          101.7           96.6

(a) Share and per share information reflect the 5-for-4 split of the common stock in the form of a 25 percent common stock dividend, paid on July 16, 2004.


         Transatlantic Holdings, Inc. and Subsidiaries
                  Consolidated Financial Data
         As of September 30, 2004 and December 31, 2003


                                              2004              2003
                                          -------------  -------------
                                                  (in thousands,
                                                except share data)
Balance Sheet Data:
                  ASSETS
Investments and cash:
  Fixed maturities:
    Held to maturity, at amortized
      cost (market value: 2004-$960,174;
      2003-$634,768)                     $    939,097     $    622,620
    Available for sale, at market value
      (amortized cost: 2004-$4,977,384;
      2003-$4,591,165) (pledged, at
      market value: 2004-$790,912;
      2003-$426,536)                        5,156,604        4,780,919
  Equities:
    Common stocks available for sale,
      at market value (cost: 2004-
      $525,828; 2003-$495,378) (pledged,
      at market value: 2004-$32,766;
      2003-$47,999)                           545,906          555,255
    Nonredeemable preferred stocks
      available for sale, at market value
      (cost: 2004-$20,248; 2003-$29,310)       20,205           29,131
  Other invested assets                       298,912          183,773
  Short-term investment of funds received
    under securities loan agreements          840,638          485,869
  Short-term investments, at cost
    which approximates market value            30,317           26,711
  Cash and cash equivalents                   151,820          182,887
                                         ------------      -----------
      Total investments and cash            7,983,499        6,867,165
Accrued investment income                     124,857          103,646
Premium balances receivable, net              537,432          408,029
Reinsurance recoverable on paid and unpaid
  losses and loss adjustment expenses:
    Affiliates                                230,371          221,686
    Other                                     663,044          648,227
Deferred acquisition costs                    198,208          173,612
Prepaid reinsurance premiums                  114,192           75,515
Deferred income taxes                         215,219          165,670
Other assets                                   85,901           44,208
                                         ------------     ------------
      Total assets                       $ 10,152,723     $  8,707,758
                                        =============    =============

  LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss
  adjustment expenses                    $  5,551,947     $  4,805,498
Unearned premiums                           1,054,484          917,355
Payable under securities loan agreements      840,638          485,869
Other liabilities                             229,079          122,449
                                          -----------    -------------
      Total liabilities                     7,676,148        6,331,171
                                        -------------    -------------

Preferred Stock, $1.00 par value; shares
  authorized: 5,000,000                            -                 -
Common Stock, $1.00 par value; shares
  authorized: 100,000,000; shares issued:
  2004-66,645,373; 2003-53,332,678             66,645           53,333
Additional paid-in capital                    189,700          196,645
Accumulated other comprehensive income         77,641          120,770
Retained earnings                           2,157,032        2,020,282
Treasury Stock, at cost;
  864,200 shares of common stock              (14,443)        (14,443)
                                         -------------   -------------
      Total stockholders' equity            2,476,575        2,376,587
                                         -------------   -------------
      Total liabilities and
        stockholders' equity             $ 10,152,723     $  8,707,758
                                        =============    =============


           Transatlantic Holdings, Inc. and Subsidiaries
                  Consolidated Financial Data


                                               Three Months Ended
                                                  September 30,
                                          --------------------------
                                              2004           2003
                                          -----------    ------------
                                                 (in thousands)
Cash Flow Data:

Net cash provided by
  operating activities                    $  289,144      $  178,157
                                          -----------    ------------

Cash flows from investing activities:
  Proceeds of fixed maturities available
    for sale sold                            149,510          77,710
  Proceeds of fixed maturities available
    for sale redeemed or matured             117,765          64,676
  Proceeds of equities sold                  227,255         127,464
  Purchase of fixed maturities held
    to maturity                             (172,962)        (68,915)
  Purchase of fixed maturities available
    for sale                                (426,218)       (258,280)
  Purchase of equities                      (237,768)       (129,309)
  Net (purchase) sale of other
    invested assets                          (14,088)         22,151
  Net (purchase) sale of short-term
    investment of funds received under
    securities loan agreements              (104,950)         48,981
  Net (purchase) sale of short-term
    investments                              (12,096)         16,159
  Change in other liabilities for
    securities in course of settlement        86,446         (21,743)
  Other, net                                     398           1,417
                                           ----------     -----------
    Net cash used in
      investing activities                  (386,708)       (119,689)
                                          -----------     -----------
Cash flows from financing activities:
  Net funds received (disbursed) under
    securities loan agreements               104,950         (48,981)
  Dividends to stockholders                   (6,578)         (5,793)
  Proceeds from common stock issued             (634)             90
  Other, net                                     (44)              -
                                          -----------     -----------
    Net cash provided by (used in)
      financing activities                    97,694         (54,684)
                                          -----------     -----------
Effect of exchange rate changes on cash
  and cash equivalents                          (394)         (3,520)
                                          -----------     -----------
    Change in cash and cash equivalents         (264)            264
Cash and cash equivalents, beginning of
  period                                     152,084         185,810
                                          -----------     -----------
    Cash and cash equivalents, end of
      period                              $  151,820      $  186,074
                                          ===========     ===========

                                                Nine Months Ended
                                                  September 30,
                                           --------------------------
                                              2004           2003
                                           -----------    -----------
                                                 (in thousands)
Cash Flow Data:

Net cash provided by
  operating activities                    $  721,651      $  681,680
                                          -----------     -----------

Cash flows from investing activities:
  Proceeds of fixed maturities available
    for sale sold                            438,957         611,218
  Proceeds of fixed maturities available
    for sale redeemed or matured             291,568         291,871
  Proceeds of equities sold                  618,197         444,050
  Purchase of fixed maturities held
    to maturity                             (317,690)       (534,727)
  Purchase of fixed maturities available
    for sale                              (1,121,734)     (1,046,615)
  Purchase of equities                      (622,938)       (470,646)
  Net (purchase) sale of other
    invested assets                         (108,918)         63,105
  Net (purchase) sale of short-term
    investment of funds received under
    securities loan agreements              (354,769)         27,062
  Net (purchase) sale of short-term
    investments                               (3,608)          1,982
  Change in other liabilities for
    securities in course of settlement        86,933          25,918
  Other, net                                    (257)          1,156
                                          -----------     -----------
    Net cash used in
      investing activities                (1,094,259)       (585,626)
                                          -----------     -----------
Cash flows from financing activities:
  Net funds received (disbursed) under
    securities loan agreements               354,769         (27,062)
  Dividends to stockholders                  (18,139)        (16,244)
  Proceeds from common stock issued            4,366           2,417
  Other, net                                    (150)            -
                                          -----------     -----------
    Net cash provided by (used in)
      financing activities                   340,846         (40,889)
                                          -----------     -----------
Effect of exchange rate changes on cash
  and cash equivalents                           695           3,507
                                          -----------     -----------
    Change in cash and cash equivalents      (31,067)         58,672
Cash and cash equivalents, beginning of
  period                                     182,887         127,402
                                          -----------     -----------
    Cash and cash equivalents, end of
      period                              $  151,820      $  186,074
                                          ===========    ===========


            Transatlantic Holdings, Inc. and Subsidiaries
                    Consolidated Financial Data



                                            Three Months Ended
                                               September 30,
                                        -------------------------
                                            2004          2003
                                         ----------    ----------
                                               (in thousands)
Comprehensive Income Data:

Net (loss) income                         ($21,838)      $80,780
                                         ----------    ----------

Other comprehensive income (loss):
 Net unrealized appreciation
  (depreciation) of investments:
   Net unrealized holding
    gains (losses)                          96,541       (43,648)
   Related income tax effect               (33,790)       15,276
   Reclassification adjustment for
    gains included in net income            (5,029)       (5,501)
   Related income tax effect                 1,761         1,926
                                         ----------    ----------
                                            59,483       (31,947)
                                         ----------    ----------

 Net unrealized currency translation
  gain (loss)                               25,982        46,434
 Related income tax effect                  (9,094)      (16,253)
                                         ----------    ----------
                                            16,888        30,181
                                         ----------    ----------

Other comprehensive income (loss)           76,371        (1,766)
                                         ----------    ----------

Comprehensive income                       $54,533       $79,014
                                         ==========    ==========

                                             Nine Months Ended
                                               September 30,
                                         ------------------------
                                            2004          2003
                                         ----------    ----------
                                               (in thousands)
Comprehensive Income Data:

Net (loss) income                         $155,639      $218,786
                                         ----------    ----------

Other comprehensive income (loss):
 Net unrealized appreciation
  (depreciation) of investments:
   Net unrealized holding
    gains (losses)                         (28,467)       76,610
   Related income tax effect                 9,963       (26,814)
   Reclassification adjustment for
    gains included in net income           (14,493)       (6,770)
   Related income tax effect                 5,073         2,370
                                         ----------    ----------
                                           (27,924)       45,396
                                         ----------    ----------

 Net unrealized currency translation
  gain (loss)                              (23,392)        8,218
 Related income tax effect                   8,187        (2,877)
                                         ----------    ----------
                                           (15,205)        5,341
                                         ----------    ----------

Other comprehensive income (loss)          (43,129)       50,737
                                         ----------    ----------

Comprehensive income                      $112,510      $269,523
                                         ==========    ==========


        Transatlantic Holdings, Inc. and Subsidiaries
              Consolidated Statistical Supplement

                                         Three Months Ended
                                           September 30,
                                  -------------------------------
                                     2004                2003
                                  -----------         -----------
                                       (dollars in thousands)

Supplemental Premium Data:

Net premiums written by office:

   Domestic                       $  494,927          $  515,986
                                  -----------         -----------
   International:

        Europe:
          London                     201,633             173,429
          Paris                       85,652              60,682
          Zurich                     100,881              69,710
                                  -----------         -----------
                                     388,166             303,821
                                  -----------         -----------

        Other:
          Toronto                     16,293              16,459
          Miami (Latin America and
            the Caribbean)            50,028              35,219
          Hong Kong                   25,704              18,934
          Tokyo                       12,267              10,836
                                  -----------         -----------
                                     104,292              81,448
                                  -----------         -----------

   Total international               492,458             385,269
                                  -----------         -----------

Total net premiums written        $  987,385          $  901,255
                                  ===========         ===========

Other net premiums written data (estimated):

   Treaty                               96.1   %            95.5   %
   Facultative                           3.9                 4.5
                                  -----------         -----------
                                       100.0   %           100.0   %
                                  ===========         ===========

   Property                             27.0   %            26.1   %
   Casualty                             73.0                73.9
                                  -----------         -----------
                                       100.0   %           100.0   %
                                  ===========         ===========

Total gross premiums written      $1,086,832          $  995,811
                                  ===========         ===========

Source of gross premiums written:

   Affiliates                           13.6   %            14.0   %
   Other                                86.4                86.0
                                  -----------         -----------
                                       100.0   %           100.0   %
                                  ===========         ===========

                                          Nine Months Ended
                                            September 30,
                                  -------------------------------
                                     2004                2003
                                  -----------         -----------
                                        (dollars in thousands)

Supplemental Premium Data:

Net premiums written by office:

   Domestic                       $1,465,313          $1,375,625
                                  -----------         -----------
   International:

        Europe:
          London                     607,289             503,994
          Paris                      204,633             152,153
          Zurich                     253,740             193,412
                                  -----------         -----------
                                   1,065,662             849,559
                                  -----------         -----------

        Other:
          Toronto                     47,221              46,011
          Miami (Latin America and
            the Caribbean)           141,312             110,810
          Hong Kong                   63,870              58,841
          Tokyo                       38,674              31,340
                                  -----------         -----------
                                     291,077             247,002
                                  -----------         -----------

   Total international             1,356,739           1,096,561
                                  -----------         -----------

Total net premiums written        $2,822,052          $2,472,186
                                  ===========         ===========

Other net premiums written data (estimated):

   Treaty                               96.4   %            95.7   %
   Facultative                           3.6                 4.3
                                  -----------         -----------
                                       100.0   %           100.0   %
                                  ===========         ===========

   Property                             26.9   %            24.7   %
   Casualty                             73.1                75.3
                                  -----------         -----------
                                       100.0   %           100.0   %
                                  ===========         ===========

Total gross premiums written      $3,166,946          $2,761,658
                                  ===========         ===========

Source of gross premiums written:

   Affiliates                           16.7   %            18.1   %
   Other                                83.3                81.9
                                  -----------         -----------
                                       100.0   %           100.0   %
                                  ===========         ===========


          Transatlantic Holdings, Inc. and Subsidiaries
              Consolidated Statistical Supplement


                                            Three Months Ended
                                               September 30,
                                       ----------------------------
                                          2004             2003
                                       -----------      -----------
                                               (in thousands)

Supplemental Statement of Operations Data:

Components of net losses and
 loss adjustment expenses:

   Paid losses and loss adjustment
    expenses, net of reinsurance
    recovered                          $  510,310       $  490,138
   Change in unpaid losses and loss
    adjustment expenses, net of
    reinsurance recoverable thereon       299,765          112,385
                                       -----------      -----------
                                       $  810,075       $  602,523
                                       ===========      ===========

                                             Nine Months Ended
                                               September 30,
                                       ----------------------------
                                          2004             2003
                                       -----------      -----------
                                              (in thousands)

Supplemental Statement of Operations Data:

Components of net losses and
 loss adjustment expenses:

   Paid losses and loss adjustment
    expenses, net of reinsurance
    recovered                          $1,336,747       $1,199,427
   Change in unpaid losses and loss
    adjustment expenses, net of
    reinsurance recoverable thereon       712,698          425,286
                                       -----------      -----------
                                       $2,049,445       $1,624,713
                                       ===========      ===========

Supplemental Investment Data:

                                              September 30, 2004
                                         ----------------------------
                                            Amount          Percent
                                         -----------      -----------
                                            (dollars in thousands)
Investments by category:

   Fixed maturities:
    Held to maturity (at amortized cost):
     Domestic and foreign municipal      $  939,097           12.0   %
                                          -----------      -----------

    Available for sale (at market value):
     Corporate                            1,334,682           17.0
     U.S. Government and government
      agency                                254,422            3.2
     Foreign government                     168,997            2.2
     Domestic and foreign municipal       3,398,503           43.4
                                          -----------      -----------
                                          5,156,604           65.8
                                          -----------      -----------
      Total fixed maturities              6,095,701           77.8
                                          -----------      -----------

   Equities:
    Common stocks                           545,906            7.0
    Nonredeemable preferred stocks           20,205            0.2
                                          -----------      -----------
      Total equities                        566,111            7.2
                                          -----------      -----------

   Other invested assets                    298,912            3.8
   Short-term investment of funds
    received under securities
    loan agreements                         840,638           10.8
   Short-term investments                    30,317            0.4
                                          -----------      -----------
      Total investments                  $7,831,679          100.0   %
                                          ===========      ===========


             Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:

                             -----------   -----------   -----------
  Ratings as of                Held  to     Available
    September 30, 2004         Maturity     for Sale        Total
                             -----------   -----------   -----------
     Aaa                            10.9 %        47.5 %        58.4 %
     Aa                              3.3          31.2          34.5
     A                               1.2           5.2           6.4
     Baa                               -           0.5           0.5
     Not rated                         -           0.2           0.2
                             -----------   -----------   -----------
       Total                        15.4 %        84.6 %       100.0 %
                             ===========   ===========    ==========

   Duration as of September 30, 2004       5.0  years

                                      Three Months Ended
                                        September 30,
                                  ----------------------------
                                     2004             2003
                                  -----------      -----------

Pre-tax yield on fixed
   maturity portfolio (a)                4.5    %         4.5   %

Effective tax rate on
   net investment income (b)            16.8    %        17.0   %


                                       Nine Months Ended
                                         September 30,
                                  ----------------------------
                                     2004             2003
                                  -----------      -----------

Pre-tax yield on fixed
   maturity portfolio (a)                4.5    %         4.6   %

Effective tax rate on
   net investment income (b)            16.6    %        17.8   %


(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:
                                   (Estimated)
                                  September 30,     December 31,
                                      2004             2003
                                  --------------   --------------
                                          (in thousands)
Statutory surplus of Transatlantic
   Reinsurance Company              $1,891,090       $1,851,187



    CONTACT: Transatlantic Holdings, Inc., New York
             Steven S. Skalicky, 212-770-2040